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                           SMITH BARNEY FUNDS, INC.
                               on behalf of the
                 SMITH BARNEY SHORT TERM HIGH GRADE BOND FUND
                                 (the "fund")

                        Supplement dated July 12, 2002
                      to Prospectus dated April 30, 2002

The following information replaces the portfolio management information set forth under the section "Management."

   Mark Lindbloom, Dominick Masotti and Theresa Veres are responsible for the day-to-day management of the fund's portfolio. Mr. Lindbloom, Mr. Masotti and Ms. Veres are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc, an affiliate of the manager.

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